UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3450 Monte Villa Parkway, Suite 101
Bothell, WA 98021
(Address of principal executive offices, including zip code)

(425) 354-5038
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Attached hereto as Exhibit 3.1 are amendments to Sections 3.6, 3.9(c) and 4.3(d) of the bylaws of AVI BioPharma, Inc. (the “Company”) adopted by the board of directors (the “Board”) on November 16, 2010.

The amendment to Section 3.6 reduces the notice period for special meetings of the Board from five (5) days to forty-eight (48) hours and provides for notice via facsimile or electronic mail.

Sections 3.9(c) and 4.3(d) previously provided for action by unanimous written consent in lieu of meeting for the Board and committees thereof.  The amendments to these sections permit action by unanimous consent of the Board or committees thereof via electronic transmission.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
3.1	Amendments to the bylaws of the Company, effective November 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BioPharma, Inc.

By:	/s/ J. David Boyle II
J. David Boyle II
Interim President and Chief Executive Officer, and Senior Vice President and Chief Financial Officer

Date: November 17, 2010

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amendments to the bylaws of the Company, effective November 16, 2010.